                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


             (Exact name of registrant as specified in its charter)
                              MASTECH CORPORATION

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      (State of Incorporation)    (I.R.S. Employer Identification No.)
            PENNSYLVANIA                        72-1001909
      ----------------------------------------------------------------

                                   (Address)
                  1004 McKee Road, Oakdale, Pennsylvania 15071

Securities to be registered pursuant to Section 12(b) of the Act: None

                Title of each class   Name of each exchange on which
                to be so registered   each class is to be registered

   If this Form relates to the registration of a class of debt, securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

   If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933, pursuant to General Instruction A.(c)(2), please check the following box. [_]

   Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK par value $0.01 per share
                     --------------------------------------
                                (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.
          --------------------------------------------------------

          Incorporated herein by reference is information contained in the Registrant's Registration Statement on Form S-1 (Registration Statement No. 333-14169) under the caption "DESCRIPTION OF CAPITAL STOCK" except for the information set forth under the caption "Transfer Agent and Registrar."


Item 2.              Exhibits.
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

A            Specimen of Common Stock   Incorporated herein by
             Certificate..............  reference is Exhibit
                                        No. 4.1 to Registration
                                        Statement 333-14169 on
                                        Form S-1
B            Articles of                Incorporated herein by
             Incorporation Mastech      reference is Exhibit
             Corporation..............  No. 3.1 to Registration
                                        Statement 333-14169 on
                                        Form S-1
C            By-laws of Mastech         Incorporated herein by
             Corporation..............  reference is Exhibit
                                        No. 3.2 to Registration
                                        Statement 333-14169 on
                                        Form S-1

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                    MASTECH CORPORATION


                                    By:          /s/ Michael Zugay
                                                 -----------------
                                    Name:          Michael Zugay
                                    Title:    Vice President, Finance



     Date: November 19, 1996